                                                                   EXHIBIT 10.16
                     AMENDMENT NUMBER EIGHT TO AMENDED AND
                     RESTATED LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER EIGHT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of December 31, 1997, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and Phoenix Network, Inc., a Delaware corporation ("Phoenix"), Phoenix Network Acquisition Corp., a Delaware corporation ("PNAC"), and AmeriConnect, Inc., a Delaware corporation ("AmeriConnect"), on the other hand, with reference to the following facts:

     A. Foothill, as lender, and Phoenix, as borrower, heretofore entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 26, 1995 (despite the fact that the recitals thereof erroneously referred to "1993" rather than "1995") (herein the "Original Agreement");

     B. Phoenix and PNAC entered into that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of a date in October, 1996 (the "First Amendment"), with Foothill, to amend the Original Agreement to, among other things, add PNAC as a secured co-borrower, and modify the Borrowing Base, in each case as set forth in the First Amendment;

     C. Phoenix, PNAC, and AmeriConnect (individually and collectively, jointly and severally, "Borrower") entered into that certain Amendment Number Two to Amended and Restated Loan and Security Agreement, dated as of December 23, 1996 (the "Second Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, add AmeriConnect as a secured co-borrower, and modify the Borrowing Base, in each case as set forth in the Second Amendment;

     D. Borrower entered into that certain Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of March 12, 1997 (the "Third Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for a $2,000,000 bridge loan to Borrower, provide for a reducing Overadvance to Borrower, change certain pricing with respect to the credit facilities under the Agreement, provide for the issuance of the Warrants to Foothill, and modify the Borrowing Base, in each case as set forth in the Third Amendment;

     E. Borrower entered into that certain Amendment Number Four to Amended and Restated Loan and Security Agreement, dated as of March 28, 1997 (the

          "Fourth Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for the restatement of certain covenants, the elimination of certain covenants, the addition of certain covenants, and the waiver of certain described Events of Default that existed as of March 28, 1997, prior to the effectiveness of the Fourth Amendment, in each case as set forth in the Fourth Amendment;

     F. Borrower entered into that certain Amendment Number Six to Amended and Restated Loan and Security Agreement, dated as of September 1, 1997 (the "Sixth Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for
          (i) an extension of, and certain other modifications in respect of, the Permitted Overadvance Amount and (ii) a temporary principal moratorium in respect of the Bridge Loan, in each case as set forth in the Sixth Amendment

     G. Borrower entered into that certain Amendment Number Seven to Amended and Restated Loan and Security Agreement, dated as of December 12, 1997 (the "Seventh Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, change certain pricing with respect to the credit facilities under the Agreement, provide for an additional bridge loan, and extend the maturity date of the bridge loans and the permitted overadvance facility, in each case, as set forth in the Seventh Amendment (the Original Agreement, as amended by the First Amendment, by the Second Amendment, by the Third Amendment, by the Fourth Amendment, by the Sixth Amendment, and by the Seventh Amendment, is referred to herein as the "Agreement");

     H. Borrower has requested Foothill to further amend the Agreement to, among other things, (i) extend the maturity date of the bridge loans and the permitted overadvance facility, (ii) waive certain actual or potential financial covenant Events of Default that existed as of December 31, 1997 or may exist as of March 31, 1998, and (iii) amend the timetable in respect of the covenants relative to the Definitive Purchase Agreement, in each case, as set forth in this Amendment;

     I.   Borrower is or will be in violation of one or more of subsections (a),
          (b), and (c) of Section 6.14 of the Agreement as a result of its failure to comply with the respective covenants therein as of the end of the fiscal quarter that ended on December 31, 1997 and as of the end of the fiscal quarter ending on March 31, 1998 (such violations are referred to herein, as to each of the respective aforementioned subsections and as to each such fiscal period, as a "Designated Financial Covenant Default", and, collectively, as the "Designated Financial

          Covenant Defaults") and Borrower has requested Foothill to waive the Designated Financial Covenant Defaults;

     J. Borrower has been, is, or will be in violation of one or more of the provisions of the Agreement as identified as a `VIOLATION' on Schedule 1 hereto through the Trigger Date (such violations are referred to herein, as to each of such provisions, as a "Designated Other Covenant Default", and, collectively, as the "Designated Other Covenant Defaults"; the several Designated Financial Covenant Defaults and Designated Other Covenant Defaults are referred to herein, individually, as a "Designated Covenant Default" and, collectively, as the "Designated Covenant Defaults") and Borrower has requested Foothill to waive the Designated Other Covenant Defaults and to consent to the related items in respect thereof as identified as a `CONSENT' on Schedule 1 hereto through the Trigger Date (such consents are referred to herein, individually, as a "Designated Consent" and, collectively, as the "Designated Consents");

     K. Based in part on the mutual expectations of Borrower and Foothill regarding the revised timetable for transactions contemplated by or in connection with the Definitive Purchase Agreement, Foothill is willing to so amend the Agreement and waive the Designated Covenant Defaults and agree to give the Designated Consents, in each case, in accordance with the terms and conditions hereof; and

     L. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

          1.   Amendments to the Agreement.
               ---------------------------

               a.   Section 1.1 of the Agreement hereby is amended by
                    -----------
adding the following new defined terms in alphabetical order:

               "Eighth Amendment" means that certain Amendment Number Eight to
                ----------------
     Amended and Restated Loan and Security Agreement, dated as of December 31, 1997, between Foothill and Borrower.

               "Trigger Date" means the earlier to occur of (a) April 30, 1998,
                ------------
     and (b) the first date on which all transactions contemplated in the Definitive Purchase Agreement shall have been consummated in accordance with the terms and conditions thereof and with all applicable law.

               b.  The following definitions contained in Section 1.1 of
                                                          -----------
the Agreement are amended and restated in their entirety to read as follows:

               "Definitive Purchase Agreement Condition" means the receipt by
                ---------------------------------------
     Foothill, on or before January 8, 1998, of evidence satisfactory to Foothill that: (a) Borrower and a purchaser reasonably satisfactory to Foothill ("Prospective Purchaser") have entered into the Definitive Purchase Agreement; and (b) the Definitive Purchase Agreement is in full force and effect.

               "Permitted Overadvance Amount" means: (a) prior to March 1, 1997,
                ----------------------------
     zero dollars; (b) during March, 1997, $1,000,000; (c) during April, 1997, $950,000; (d) during May, 1997, $900,000; (e) during June, 1997, $850,000;
     (f) during July, 1997, $800,000; (g) during August, 1997, $650,000; (h)
     during September, 1997, $300,000; (i) during October, 1997, $300,000; (j)
     during November, 1997, $300,000; (k) during the period commencing on December 1, 1997 and ending on the date immediately preceding the Trigger Date, $300,000; and (l) from and after the Trigger Date, zero dollars.

               "Loan Documents" means this Agreement, the First Amendment, the
                --------------
     Second Amendment, the Third Amendment, the Fourth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Suretyship Agreement, any Lock Box Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into by Borrower or any Affiliate of Borrower in connection with this Agreement.

               c. The following specified provisions of the Agreement hereby are amended and restated in their entirety as follows:

                    (1) Section 2.9:
                        -----------

               2.9 BRIDGE LOAN. Foothill: (a) agreed to make a bridge loan to Borrower on the closing date of the Third Amendment (the "Initial Bridge Loan"); and (b) has agreed to make an additional bridge loan to Borrower in the manner set forth below (the "Additional Bridge Loan"); in the original aggregate principal amount of $3,075,000 (the Initial Bridge Loan and the Additional Bridge Loan shall be referred to herein, collectively, as the "Bridge Loan"). The Additional Bridge Loan shall consist of, and be made in, three installments as follows: (i) $825,000 concurrently with the execution and delivery of the Seventh Amendment, of which the first $75,000 shall be used solely to pay Foothill the "Additional Bridge Loan Fee" (as defined in Section 4.a of the Seventh Amendment); (ii) $750,000 on December 15, 1997; and (iii) solely if and only if the Definitive Purchase Agreement Condition is fully and timely satisfied, $250,000 on the date that the Eighth

Amendment by its terms first becomes effective. The principal of the Bridge Loan shall be repaid in monthly installments of principal in the following amounts:




           DUE DATE                             INSTALLMENT AMOUNT


          June 1, 1997                              $ 250,000

          July 1, 1997                              $ 250,000

          August 1, 1997                            $ 250,000

          September 1, 1997                         $     -0-

          October 1, 1997                           $     -0-

          November 1, 1997                          $     -0-

          December 1, 1997                          $     -0-

          January 1, 1998                           $     -0-

          February 1, 1998                          $     -0-

          March 1, 1998                             $     -0-

          Trigger Date                              if the third installment of
                                                    the Additional Bridge Loan
                                                    is funded under clause
                                                    (b)(iii) above, $3,075,000;
                                                    otherwise, $2,825,000


     The outstanding principal balance and all accrued and unpaid interest under the Bridge Loan shall be due and payable upon the earlier to occur of: (y) the Trigger Date, and (z) the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. The unpaid principal balance of the Bridge Loan may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon 10 days prior written notice by Borrower to Foothill, all such prepaid amounts to be applied to the installments due on the Bridge Loan in the inverse order of their maturity. All amounts outstanding under the Bridge Loan shall constitute Obligations.

                      (2) Section 6.20:
                          ------------

                6.20  DEFINITIVE PURCHASE AGREEMENT TIMETABLE.

               (a) On or before January 8, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that: (i) Borrower and Prospective Purchaser have entered into the Definitive Purchase Agreement; and (ii) the Definitive Purchase Agreement is in full force and effect. Borrower promptly shall deliver to Foothill copies of all material interim drafts of the Definitive Purchase Agreement and promptly provide to Foothill, upon reasonable request, such other materials or information relative to the Definitive Purchase Agreement and the transactions contemplated therein.

               (b) On or before January 31, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that Borrower has duly filed a preliminary proxy statement, in respect of the Definitive Purchase Agreement and the transactions contemplated therein, with the Securities Exchange Commission ("SEC") in accordance with the rules and regulations of the SEC promulgated under applicable securities laws.

               (c) Borrower shall deliver to Foothill evidence satisfactory to Foothill that, within 10 Business Days following Borrower's receipt of the comments of the SEC relative to the preliminary proxy statement in respect of the Definitive Purchase Agreement and the consummation of the transactions contemplated therein, Borrower has responded in writing to all such comments.

               (d) On or before April 30, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that the Form S-4 registration statement filed by Borrower in respect of the Definitive Purchase Agreement and the consummation of the transactions contemplated therein is effective.

               (e) On or before March 31, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that the annual report on Form 10-K of Borrower has been filed with the SEC in accordance with the rules and regulations of the SEC promulgated under applicable securities laws.

               (f) On or before April 30, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that the requisite shareholders of Phoenix have approved the Definitive Purchase Agreement and the consummation of the transactions contemplated therein.

               (g) On or before April 30, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that the transactions contemplated in the Definitive Purchase Agreement shall have been consummated in accordance with the terms and conditions thereof and with all applicable law.

          2.   Maturity Date of Bridge Loan and Permitted Overadvance Amount;
               --------------------------------------------------------------
Supplemental Credit.  Borrower expressly and unmistakably acknowledges and
-------------------
agrees that Foothill in its sole discretion may, but has no obligation or commitment (express or implied) to: (a) extend the maturity date of the Bridge Loan and the Permitted Overadvance Amount beyond the Trigger Date; or (b) during the period commencing on the effective date of this Amendment and ending on the Trigger Date, extend supplemental credit in the form of additional bridge loans or additional permitted overadvance facilities in an aggregate amount not to exceed $1,250,000. Despite the fact that Borrower and Foothill have been engaged in discussions and negotiations that Borrower hopes may lead to such extensions, Foothill has not agreed to any extensions of either such maturity date or such supplemental credit and, if Foothill elects not to extend such maturity date, the Obligations of Borrower in respect of the Bridge Loan and the Permitted Overadvance Amount will be due and payable on the date provided for in the Agreement, as amended by this Amendment. Borrower recognizes that the agreements by Foothill to extend the maturity date of the Bridge Loan and the Permitted Overadvance Amount from January 31, 1998 to the Trigger Date pursuant to the amendments to the Agreement effected by this Amendment are being done solely as an accommodation to Borrower to allow time for Borrower to negotiate and enter into the Definitive Purchase Agreement. Borrower acknowledges and agrees that the decision, if any, by Foothill to extend such maturity date or such supplemental credit may be subject to, without limitation, the approval of and terms and conditions imposed by Foothill's senior credit committee in its sole discretion and the progress or lack of progress by Borrower in respect of the Definitive Purchase Agreement and the transactions contemplated therein as determined by Foothill in its sole discretion.


          3.   Limited Waivers and Consents.
               ----------------------------

               a. Initially effective upon the fulfillment of each condition set forth in Section 6 below and remaining effective solely so long as each of the conditions set forth in Section 7 below remain fully satisfied, Foothill hereby waives each of the Designated Covenant Defaults and agrees to give each of the Designated Consents.

               b. Each of the limited waivers and consents contained in this
Section 3 is specific in time and in intent and does not constitute, nor should it be construed as constituting, except to the extent expressly set forth herein, a waiver or modification of any term of, or right, power, or privilege under, the Agreement, the other Loan Documents, or any agreement, contract, indenture, document, or instrument mentioned therein. Nothing herein constitutes a waiver of any Event of Default, or any potential Event of Default related or preliminary thereto, based on facts or occurrences other than those on which the Designated Covenant Defaults or Designated Consents specifically were premised.

               c. Each of the limited waivers or consents set forth in this
Section 3 does not preclude any exercise or further exercise of any other right, power, or privilege under any Loan Document, including without limitation, the taking of any action or remedy based upon any Event of Default other than the Designated Covenant Defaults or the Designated Consents.

               d. At such time, if ever, as the limited waivers or consents set forth in this Section 3 no longer are effective, Foothill may exercise any of its rights, remedies, powers or privileges under the Agreement and the other Loan Documents, including with respect to the Designated Covenant Defaults or the Events of Default that would exist but for the Designated Consents and Borrower's failure to be in compliance with the provisions of the Loan Documents as in effect prior to the giving of the limited waivers and consents set forth in this Section 3.


          4.   Termination of Warrants.  Foothill and Borrower hereby agree
               -----------------------
that, immediately prior to the "Effective Time" of the "Merger" (as such terms are defined in the Definitive Purchase Agreement), if ever, the Warrants shall be terminated and of no further force or effect thereafter.


          5.   Representations and Warranties.  Borrower hereby represents and
               ------------------------------
warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.


          6.   Conditions Precedent to Amendment.  The satisfaction of each of
               ---------------------------------
the following, on or before January 8, 1998, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the initial effectiveness of this Amendment and each and every provision hereof:

               a. Payment to Foothill by Borrower in immediately available funds of a one-time amendment fee in the amount of $150,000 in respect of the closing of the Eighth Amendment and any supplemental credit, as described in Section 2(b) above, that may be extended prior to the Trigger Date; the foregoing $150,000 fee shall be fully earned, non-refundable, due, and payable, upon the execution and delivery of this Amendment by Foothill and Borrower, and Borrower hereby authorizes Foothill to charge such fee to Borrower's loan account as a revolving advance under Section
2.1 of the Agreement;

          b. Foothill shall have received a certificate from the Secretary of Phoenix attesting to the incumbency and signatures of authorized officers of Phoenix and to the resolutions of Phoenix's Board of Directors authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of Phoenix to execute and deliver the same;

          c. Foothill shall have received a certificate from the Secretary of PNAC attesting to the incumbency and signatures of authorized officers of PNAC and to the resolutions of PNAC's board of directors or equivalent governing body authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of PNAC to execute and deliver the same;

          d. Foothill shall have received a certificate from the Secretary of AmeriConnect attesting to the incumbency and signatures of authorized officers of AmeriConnect and to the resolutions of AmeriConnect's board of directors or equivalent governing body authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of AmeriConnect to execute and deliver the same;

          e. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

          f. After giving effect to the limited waivers and consents set forth in Section 3 above, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

          g. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

          h. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.


     7.   Continuing Conditions to Amendment.  Each of the following, unless
          ----------------------------------
waived or modified by Foothill in its sole discretion, shall constitute a continuing condition to the effectiveness of this Amendment and each and every provision hereof:

          a. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

          b. After giving effect to the limited waivers and consents set forth in Section 3 above, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

          c. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

          d. The Definitive Purchase Agreement shall remain in full force and effect and no party thereto shall have received from any other party thereto any notice of termination of the Definitive Purchase Agreement or of the obligations of any party thereunder.


     8.   Effect on Agreement. The Agreement, as amended hereby, shall be and
          -------------------
remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of the Suretyship Agreement with respect to the Agreement as amended by this Amendment and the other Loan Documents.

     9.   Further Assurances. Borrower shall execute and deliver all agreements,
          ------------------
documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.


     10.  Miscellaneous.
          -------------

          a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

          b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

          c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

          d. This Amendment may be executed in any number of counterparts, and/or by facsimile (followed promptly by delivery of original signatures), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

                 [remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By /s/ Kurt R. Marsden
                                 --------------------------

                              Title: Vice President
                                     ----------------------



                              PHOENIX NETWORK, INC., a Delaware corporation


                              By /s/ Wallace M. Hammond
                                 --------------------------

                              Title: President & CEO
                                     ----------------------



                              PHOENIX NETWORK ACQUISITION CORP., a Delaware corporation


                              By /s/ Wallace M. Hammond
                                 --------------------------

                              Title: President
                                     ----------------------


                              AMERICONNECT, INC., a Delaware corporation


                              By /s/ Wallace M. Hammond
                                 --------------------------

                              Title: President
                                     ----------------------

                                  Schedule 1
                                  ----------
          (Designated Other Covenant Defaults and Designated Consents)

I. VIOLATION: In violation of Section 6.2 of the Agreement, prior to December 31, 1997, each of Phoenix, PNAC, and Americonnect have delivered after the 20th day following the end of each month during the term of the Agreement, a detailed aging, by total, of its Accounts, a reconciliation statement, and a summary aging, by vendor, of all its accounts payable and any book overdraft.

     CONSENT: Section 6.2 to the contrary notwithstanding, from and after December 31, 1997 through the Trigger Date, each of Phoenix, PNAC, and Americonnect shall deliver, no later than the 40th day following the end of each month, a detailed aging, by total, of its Accounts, a reconciliation statement, and a summary aging, by vendor, of all its accounts payable and any book overdraft.

II. VIOLATION: In violation of Section 6.4(a) of the Agreement, prior to the Trigger Date, Borrower has not delivered any company prepared cash flow statement covering Borrower's operations during each month.

     CONSENT: Section 6.4(a) of the Agreement to the contrary notwithstanding, from and after December 31, 1997 through the Trigger Date, Borrower shall deliver no later than the 40th day after the end of each month a company prepared cash flow statement covering Borrower's operations during such month.

III. VIOLATION: In violation of Section 6.4(a) of the Agreement, prior to December 31, 1997, Borrower has delivered after the 30th day after the end of each month a company prepared income statement and balance sheet covering Borrower's operations during such month.

     CONSENT: Section 6.4(a) of the Agreement to the contrary notwithstanding, from and after December 31, 1997 through the Trigger Date, Borrower shall deliver no later than the 40th day after the end of each month a company prepared income statement and balance sheet covering Borrower's operations during such month.

IV. VIOLATION: In violation of the third paragraph of Section 6.4 of the Agreement, prior to December 31, 1997, Borrower has failed to deliver a certificate signed by its chief financial officer to the effect that Borrower is in default with respect to certain of its obligations to certain Carriers as more particularly set forth in that certain letter of January 2, 1998 from Mr. John Beizer of Borrower to Ms. Catherine Burke of Foothill.

V. VIOLATION: In violation of Section 6.5 of the Agreement, prior to December 31, 1997, Borrower has not delivered to Foothill copies of each of Borrower's federal income tax returns, and any amendments thereto, within 30 days of the filing thereof with the Internal Revenue Service.

VI. VIOLATION: In violation of Section 6.7 of the Agreement, Borrower has made, and shall continue to make, all payments due from it to Carriers in accordance with currently negotiated payment terms with such Carriers instead of within 10 days of the due date of such payments.

VII.  VIOLATION: In violation of Section 4.a of the Second Amendment,
      Borrower failed to deliver to Foothill the items identified therein within 30 days after the Second Amendment Closing Deadline.

VIII. VIOLATION: In violation of Section 4.b of the Second Amendment,
      Borrower failed to deliver to Foothill the item identified therein within 90 days after the Second Amendment Closing Deadline.

IX. CONSENT: Section 7.9 of the Agreement to the contrary notwithstanding, a Change of Control arising solely in connection with the Voting Agreements as contemplated in the Definitive Purchase Agreement shall not constitute an Event of Default.

X. CONSENT: Section 8.10 of the Agreement to the contrary notwithstanding, the failure of Borrower to pay the annual installment due January 16, 1998 in respect of Borrower's Indebtedness owing to Judy Van Essen shall not constitute an Event of Default.

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